UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2021

Tenax Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34600	26-2593535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE Copley Parkway, Suite 490

Morrisville, NC 27560

(Address of principal executive offices) (Zip Code)

919-855-2100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TENX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 9, 2021, Tenax Therapeutics, Inc. (the “Company”) notified the Nasdaq Stock Market LLC (“Nasdaq”) that, as a result of James Mitchum’s resignation from the Company’s Board of Directors (the “Board”) and the Audit and Compliance Committee of the Board (as described below in Item 5.02 of this Current Report on Form 8-K), the Company is no longer in compliance with Nasdaq Listing Rule 5605(c)(2)(A), which requires the Board’s Audit and Compliance Committee to be composed of at least three directors, all of whom are independent pursuant to the Nasdaq Listing Rules and applicable law. On September 10, 2021, the Company received a response letter from Nasdaq acknowledging the Company’s non-compliance with Nasdaq Listing Rule 5605(c)(2)(A) due to Mr. Mitchum’s resignation. The Nasdaq letter further provided that pursuant to Nasdaq Listing Rule 5605(c)(4)(B), the Company is entitled to a cure period to regain compliance with Nasdaq Listing Rule 5605(c)(2)(A), which cure period will expire upon the earlier of the Company’s next annual stockholders’ meeting or September 8, 2022; provided, however, if the next annual stockholders’ meeting is held before March 7, 2022, then the cure period will expire on March 7, 2022. The Company has commenced a search for a new director who will serve on the Audit and Compliance Committee as an independent director, and expects to regain compliance with the audit committee composition requirements of Nasdaq Listing Rule 5605(c)(2)(A) by or before the end of the cure period.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

b) On September 8, 2021, James Mitchum notified the Company that he is voluntarily resigning from the Board and its Audit and Compliance Committee and Compensation Committee, effective immediately. Mr. Mitchum’s decision to resign was due to personal reasons and not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2021	Tenax Therapeutics, Inc.

	By:	/s/ Michael B. Jebsen
Michael B. Jebsen
President and Chief Financial Officer

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